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                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                 WM TRUST II
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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[WM GROUPOFFUNDS LOGO]

                                            1100 Investment Boulevard, Suite 200
                                               El Dorado Hills, California 95762


                                                          www.wmgroupoffunds.com



October 19, 2005



Dear WM California Money Fund Shareholder:


You should have recently received a proxy statement soliciting your vote for the purpose of approving a proposed liquidation of the WM California Money Fund. Assuming shareholders approve the proposal, the Fund will be closing on or about November 8, 2005.

In advance of the Fund's scheduled liquidation, we wanted to highlight the following important operational issues:

     -    NEW ORDERS FOR CHECKS ARE NO LONGER BEING ACCEPTED

     -    ALL SYSTEMATIC TRANSACTIONS WILL BE DISCONTINUED AFTER OCTOBER 24,
          2005

     -    NEW ACCOUNTS AND NEW PURCHASES WILL NOT BE ACCEPTED AFTER OCTOBER 24,
          2005

     -    CHECKS SUBMITTED TO THE FUND PRIOR TO NOVEMBER 8, 2005, WILL BE
          HONORED

     - CHECKS WRITTEN ON YOUR FUND ACCOUNT THAT ARE PRESENTED TO THE FUND FOR PAYMENT ON OR AFTER NOVEMBER 8, 2005, WILL NOT BE HONORED

You are free to redeem or exchange your investment in the Fund prior to November 8th. Regardless of whether or not you choose to do so, you are entitled to vote on the proposed liquidation. Please note that fund minimums do apply to exchanges as outlined in the Fund's prospectus. If you take no action, you will receive a check for the value of your Fund shares following the liquidation.

We appreciate your investment in the WM Group of Funds, and look forward to serving your investment needs in the years to come. If you have questions, please contact your Investment Representative or call 800-222-5852.


Sincerely,

/s/ WILLIAM G. PAPESH

William G. Papesh
President


                             YOUR VOTE IS IMPORTANT

IT IS IMPORTANT THAT YOU VOTE WHETHER OR NOT YOU PLAN TO ATTEND THE SHAREHOLDER MEETING. TO CAST YOUR VOTE, PLEASE CALL 866-241-6192 OR FOLLOW THE INSTRUCTIONS FOR THE OTHER VOTING OPTIONS OUTLINED ON YOUR PROXY CARD.




The WM Group of mutual funds is advised by WM Advisors, Inc., distributed by WM Funds Distributor, Inc., and sold through WM Financial Services, Inc. (all affiliates of Washington Mutual, Inc.) and independent broker/dealers.